SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

Commission File Number: 333-131599

HIPSO MULTIMEDIA, INC.

(Name of Registrant in Its Charter)

Florida (State or Other Jurisdiction of Incorporation or Organization)	22-3914075 (I.R.S. Employer Identification No.)
550 Chemin du Golf, Suite 202, Ile des Soeurs, Quebec, Canada (Address of Principal Executive Offices)	H3E 1A8 (Zip Code)
514-380-5353 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Hipso Multimedia, Inc. (the "Company") issued a press release, dated July 24, 2009 entitled-"Hipso Multimedia, Inc.'s (HPSO) Subsidiary, Valtech Communications, Inc., Enters Into a Written Agreement With Canvar Group, Inc. for the Installation of Valtech Telecommunications Services in Canvar-Owned Buildings. "

The press release is in its entirety below:

Hipso Multimedia, Inc.'s (HPSO) Subsidiary, Valtech Communications, Inc., Enters Into a Written Agreement With Canvar Group, Inc. for the Installation of Valtech Telecommunications Services in Canvar-Owned Buildings

ILE DES SOEURS, QUEBEC, CANADA-July 24, 2009, – Hipso Multimedia, Inc. (OTCBB: HPSO) announces that its subsidiary, Valtech Communications, Inc., a company offering “triple play” (telephone, television and Internet) communications services, has entered into a written agreement with Canvar Group, Inc., a major Montreal-based real estate developer owned by one of Hipso’s largest shareholders. The relationship was announced in a press release dated February 3, 2009. This agreement memorializes the oral understanding under which Valtech has already rendered substantial performance.

The major terms of the agreement are that:

a)

Canvar, when it leases or rents apartments or office space, will provide brochures, price lists, contact information and other literature relating to Valtech Telecommunications Services.

b)

Canvar will, in new or refurbished construction to which it intends to provide telecommunications services for no additional charge to tenants, have Valtech install wiring to Valtech’s server and will pay Valtech the going rate for such installation.

c)

Canvar will, commencing with apartments presently under construction above its Hilton Garden Inn, located in downtown Montreal, provide wiring and equipment to facilitate Valtech Telecommunications Services to premises in which Canvar is offering telecommunications services at no additional charge to the tenant and will pay to Valtech, Valtech’s standard rate for multiple units on a monthly basis.

d)

Canvar, based on the success of its offering telecommunications services to tenants of its Hilton Garden Inn, will offer similar services to other of its existing and future properties and will also offer as an agent of Valtech, it services to other developers and property owners.

The Agreement will expire on July 20, 2010.

Hipso Multimedia, Inc. is dedicated to combining cutting edge technology and service in the triple play telecommunications industry. It intends to become a major force in the IPTV (Internet Protocol Television Broadcasting) arena as well in DVBT (Digital Video Broadcast Terrestrial) network technology.

Forward-Looking Statements

All statements other than statements of historical fact included in this press release are "forward-looking statements" within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, some of which are beyond the Company's control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIPSO MULTIMEDIA, INC.

Dated: July 24, 2009

By:

/s/ Rene Arbic

Name:   Rene Arbic

President